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                                                                    EXHIBIT 10.3

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"), AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY ISSUING THIS WARRANT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Warrant No. 00-02                                                 300,000 Shares
                                                         (Subject to Adjustment)

                         COMMON STOCK PURCHASE WARRANT

                                 June 27, 2000

          This certifies that, for value received, Drake Personnel (New Zealand) Limited, a Bahamas corporation ("Warrantholder"), is entitled to subscribe for and purchase from ProsoftTraining.com, a Nevada corporation ("Company"), 300,000 shares of the Company's Common Stock, $.001 par value ("Common Stock"), at the price of $20.0625 per share ("Exercise Price") at any time from the date hereof to and including the Expiration Date (as defined below), subject to the terms and conditions stated herein. The Warrant is issued pursuant to that certain Stock Purchase Agreement dated as of June 27, 2000 (the "Agreement") by and among the Company, Warrantholder and ComputerPREP, Inc., a Delaware corporation.

     1.  Vesting and Exercise of Warrant.
         -------------------------------

         (a)  Vesting.  This Warrant shall become exercisable as to 100,000
              -------
shares of Common Stock on the six (6) month anniversary of the date of this Warrant, and as to an additional 100,000 shares of Common Stock on each of the twelve (12) and eighteen (18) month anniversaries of the date of this Agreement. The installments provided for in this Section 1(a) are cumulative. Each such installment which becomes exercisable pursuant to this Section shall remain exercisable until termination of this Warrant.

         (b)  Manner of Exercise.  The rights represented by this Warrant may be
              ------------------
exercised in whole or in part by the holder hereof by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Company at its principal executive office, or such other place as the Company shall designate in a writing delivered to the Warrantholder, at any time or times prior to the Expiration Date, accompanied by payment for the Common Stock so subscribed for in cash or certified bank or cashier's checks.
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         (c)  Cashless Exercise.  Notwithstanding the provisions of Section 1(a)
              -----------------
requiring payment by cash or check, the Company agrees that, unless otherwise prohibited by law, Warrantholder shall have the right at any time and from time to time to exercise this Warrant in full or in part on a cashless basis (i) by receiving from the Company the number of shares of Common Stock otherwise issuable upon such exercise less the number of shares of Common Stock having an aggregate Current Market Price on the date of exercise equal to the exercise price per share multiplied by the number of shares for which the Warrant is being exercised and/or (ii) by delivering to the Company the number of shares of Common Stock having an aggregate Current Market Price on the date of exercise equal to the exercise price multiplied by the number of shares of Common Stock for which the Warrant is being exercised. The term "Current Market Price" shall mean (A) if the Common Stock is exchange-traded, traded on the NASDAQ National Market System or the NASDAQ SmallCap Market, the closing sale or last sale price per share of the Common Stock, (B) if the Common Stock is regularly traded in any over-the-counter market other than the NASDAQ National Market System or SmallCap Market, the average of the bid and asked prices per share of the Common Stock, and (C) if the Common Stock is not traded as described in clause (A) or
(B), the per share fair market value of the Common Stock as determined in good faith by the Company's Board of Directors. Current Market Price as of a given date with respect to clauses (A), (B) and (C) shall be determined as of the close of business on the day prior to the date of determination, or if no trading in the Common Stock takes place on such date, on the next preceding trading day on which there has been such trading.

        (d)  Exercise Period.  This Warrant shall terminate on the fifth
             ---------------
anniversary of the date hereof (the "Expiration Date").

     2. Investment Representation.  Warrantholder by accepting this Warrant
        -------------------------
represents that the Warrant is acquired for Warrantholder's own account for investment purposes and not with a view to any offering or distribution and that Warrantholder has no present intention of selling or otherwise disposing of the Warrant or the underlying shares of Common Stock in violation of applicable securities laws. Upon exercise, Warrantholder will confirm, in respect of securities obtained upon such exercise, that Warrantholder is acquiring such securities for his or its own account and not with a view to any offering or distribution in violation of applicable securities laws. Warrantholder acknowledges that the certificate(s) representing the Common Stock issued upon exercise of this Warrant shall, if necessary, be endorsed with the legend set forth on this Warrant and all other legends, if any, required by applicable federal and state securities laws to be placed on the certificate(s).

     3. Validity of Common Stock. The Company warrants and agrees that all
        ------------------------
shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

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     4. Adjustments.  The number of shares of Common Stock for which
        -----------
Warrantholder is entitled to subscribe and purchase from the Company pursuant to this Warrant and the Exercise Price for such shares shall be subject to adjustment from time to time only as follows:

        (a)   Adjustments for Stock Splits and Combinations.  If the Company at
              ---------------------------------------------
any time or from time to time after the date hereof effects a subdivision of the outstanding Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the date hereof combines the outstanding shares of Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company shall be proportionately decreased and the Exercise Price then in effect immediately before the subdivision shall be proportionately increased. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

        (b)   Adjustments for Certain Dividends and Distributions.  In the event
              ---------------------------------------------------
the Company at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Company and the Exercise Price therefor shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Common Stock then issuable on exercise of this Warrant and the Exercise Price therefor shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

        (c)   Adjustment for Reclassification, Exchange and Substitution.  If
              ----------------------------------------------------------
the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, recapitalization or otherwise (other than a subdivision or combination of shares or stock dividend or a capital reorganization, merger, consolidation or sale of assets provided elsewhere in this Section 4), then and in any such event Warrantholder shall have the right thereafter to purchase the kind and amount of stock and other securities and property receivable upon such reclassification, recapitalization or other change, by holders of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, recapitalization or change, all subject to further adjustment as provided herein.

        (d)   Adjustment for Reorganizations, Mergers, Consolidations or Sales
              ----------------------------------------------------------------
of Assets. If at any time or from time to time there is a capital reorganization
---------
or any merger of the Company with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary liquidation, dissolution or winding up of the Company (any such transaction referred to herein as "Reorganization") involving the Common Stock then, as a part of such Reorganization, provision shall be made so that Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such Reorganization to which a holder of Common Stock deliverable upon exercise of this Warrant would have been entitled on such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of Warrantholder after such Reorganization to the end that the provisions of this Section 4 (including adjustments of the Exercise Price then in effect and number of shares of stock purchasable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable. The Company shall not effect any Reorganization unless prior to or simultaneous to the consummation of the Reorganization, the successor entity (if other than the Company) resulting from the Reorganization shall assume by written instrument executed and mailed or delivered to the Warrantholder, the obligation to deliver to the Warrantholder such shares of stock or other securities or property of the successor entity resulting from the Reorganization as, in accordance with the foregoing provisions, the holder may be entitled to receive.

        (e)   Notice of Adjustments.  Upon any adjustments of the Exercise Price
              ---------------------
or the amount or kind of securities or other property issuable upon exercise of this Warrant, then and in each case the Company shall give written notice of such adjustment to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the amount and kind of securities purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        (f)   Notice of Record Date.  In the event of (i) any taking by the
              ---------------------
Company of a record of the holders of any class of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital transaction that the Company proposes to effect requiring adjustments pursuant to this Section 4 ("Capital Transaction"), the Company shall mail to Warrantholder at least twenty (20) days prior to the date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such Capital Transaction is expected to become effective, and (3) the time, if any, that is to be fixed, as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Capital Transaction.

     5. Transfer of Warrant.  This Warrant may be transferred, sold, assigned or
        -------------------
hypothecated, only pursuant to a valid and effective registration statement or if the Company has received from counsel reasonably acceptable to the Company a written opinion to the effect that registration of the Warrant or the Common Stock underlying the Warrant is not necessary in connection with such transfer, sale, assignment or hypothecation. Any such assignment shall be effected by Warrantholder by (i) executing the form of assignment at the end hereof; (ii) surrendering the Warrant for cancellation at the office or agency of the Company referred to in Section 1 hereof, accompanied by the opinion of counsel satisfactory to the Company referred to above; and (iii) delivery to the Company of a statement by the transferee holder (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by such holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the holder (including Warrantholder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. The term "Warrantholder" shall be deemed to include any person to whom this Warrant is transferred in accordance with the terms herein.

     6. Registration Rights.  The Company hereby grants to Warrantholder the
        -------------------
registration rights with respect to shares of Common Stock issued to the Warrantholder hereunder provided for in the Registration Rights Agreement dated the date of this Agreement between the Company and Warrantholder.

     7. HSR Act Cooperation. If, as a result of the exercise of this Warrant,
        -------------------
the Warrantholder shall be required to file a notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") as an acquiring person, then the Company and the Warrantholder shall use their best efforts in preparing and filing any required HSR Act notifications and filings, in responding as promptly as practicable to any inquiries from the Federal Trade Commission and the Antitrust Division of the Department of Justice for additional information or documentation, and in responding as soon as practicable to all inquiries and requests received from any state attorney general or other governmental authority in connection with related antitrust matters.

     8.  Miscellaneous Matters.
         ---------------------

         (a) As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, $.001 par value, and stock of any other class into which such presently authorized Common Stock may hereafter have been converted.

         (b) As used herein, the word "person" shall mean an individual or entity.

         (c) This Warrant and the name and address of the Warrantholder may be registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

         (d) This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Securities which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

         (e) Any disputes under this Warrant shall be resolved pursuant to the provisions of Article X of the Agreement.

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

        (f) All notices under this Warrant shall be given as set forth in the Agreement and, with respect to Warrantholder, to the address of Warrantholder registered on the books of the Company.

                                    PROSOFTTRAINING.COM, a Nevada corporation

                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

        [SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT - 150% PRICE]

                                   EXHIBIT A

                            SUBSCRIPTION AGREEMENT

                                                            ____________, 20__

To:  ________________-

          The undersigned, pursuant to the provisions set forth in Warrant No. __________, hereby agrees to subscribe for and purchase _____________ shares of the Common Stock covered by such Warrant, and either (a) makes payment herewith in full for such Common Stock at the Exercise Price, or (b) elects cashless exercise as provided in Section 1(c) of the Warrant.

                                    Signature:    ___________________________

                                    Printed Name: ___________________________

                                    Title:        ___________________________

                                    Address:      ___________________________

                                                  ___________________________

                                                  ___________________________

                              _________________-

                                  ASSIGNMENT

          FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers all of the rights of the undersigned under Warrant No. _______________, with respect to the number of shares of Common Stock covered thereby set forth below unto:

   Name of Assignee              Address               No. of Shares
   ----------------              -------               -------------
_______________________    _____________________
                           _____________________
                           _____________________


          Dated:  ________________, 20__.

                                    Signature:    ____________________________

                                    Printed Name: ____________________________

                                    Title:        ____________________________

                                    Address:      ____________________________

                                                  ____________________________